UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.)

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Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

AMERICAN HOMES 4 RENT

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

AMERICAN HOMES 4 RENT

280 PILOT ROAD

LAS VEGAS, NV 89119

D98790-P86963

You invested in AMERICAN HOMES 4 RENT and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 9, 2023.

Get informed before you vote

View the Notice of Meeting, Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 25, 2023. If you would like to receive a copy of the material(s) for this and/or future shareholder meetings, you must request one. To request a copy of the material(s), you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

*	Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Board
Voting Items		Recommends

1.	Election of Trustees

Nominees:

1a.	Matthew J. Hart

1b.	David P. Singelyn

1c.	Douglas N. Benham

1d.	Jack Corrigan

1e.	David Goldberg

1f.	Tamara H. Gustavson

1g.	Michelle C. Kerrick

1h.	James H. Kropp

1i.	Lynn C. Swann

1j.	Winifred M. Webb

1k.	Jay Willoughby

1l.	Matthew R. Zaist

2.	Ratification of the Appointment of Ernst & Young LLP as AMERICAN HOMES 4 RENT’s Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2023.

3.	Advisory Vote to Approve AMERICAN HOMES 4 RENT’s Named Executive Officer Compensation.

NOTE: In their discretion, the proxies may vote upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.

D98791-P86963